Exhibit 10.2

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF MICHIGAN

SOUTHERN DIVISION

In re:	)	Chapter 11
)
TARPON INDUSTRIES, INC., et al.,[1]	)	Case No. 08-50367-swr
	)	(Jointly Administered)
Debtors.	)
	)	Judge Steven W. Rhodes
)

NOTICE OF CLOSING OF ASSET PURCHASE AGREEMENT

WITH HEARTLAND STEEL PRODUCTS, INC.

NOTICE IS HEREBY GIVEN, as follows:

1.        On June 26, 2008, the Bankruptcy Court entered the Order: (A) Approving Bidding Procedures; (B) Scheduling Bid Deadline, Auction Date, and Sale Hearing and Approving Notice Thereof; and (C) Approving Procedures to Fix Cure Amounts Related to Assumption and Assignment of Certain Executory Contracts and Unexpired Leases and Approving Notice Thereof (“Bid Procedures Order”).

2.        On June 27, 2008 the Debtors entered into an Asset Purchase Agreement (“APA”) with Laurus Master Funds, Ltd. (“Laurus”) for the purchase of substantially all of the assets of Debtors in accordance with the provisions of the Bid Procedures Order.

3.        On July 29, 2008 the Court approved the APA and the sale of substantially of Debtors assets to Heartland Steel Products, Inc. (“Heartland”), a wholly owned subsidiary of Laurus, and entered the Order: (A) Approving the Sale of Substantially All of Debtors’ Assets to Successful Bidder at Auction; (B) Authorizing the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases; and (C) Granting Other Related Relief (“Sale Order”).

4.        On August 1, 2008 the Debtors and Heartland closed the sale of substantially all of Debtors assets in accordance with the Sale Order.

[1]	The Debtors are: Tarpon Industries, Inc. a Michigan corporation, tax identification #30-0030900, and Eugene Welding Co. a Michigan corporation, tax identification #38-1451474.

Respectfully submitted,

MCDONALD HOPKINS, PLC

/s/ Jeffrey S. Grasl
Stephen M. Gross (P35410)
Jeffrey S. Grasl (P62550)
Counsel for Debtors
39533 Woodward Ave., Suite 318
Bloomfield Hills, MI 48304
T: 248.646.5070
F: 248.646.5075
Email:	sgross@mcdonaldhopkins.com
jgrasl@mcdonaldhopkins.com

Dated: August 7, 2008